                          TENTH SUPPLEMENTAL INDENTURE
                          ----------------------------


                  The undersigned are executing and delivering this Tenth Supplemental Indenture pursuant to Section 4.13 of the Indenture, dated as of April 21, 1994, as supplemented (the "Indenture"), among Berry Plastics Corporation (the "Company"), BPC Holding Corporation ("Holding"), Berry Iowa Corporation ("Berry Iowa"), Berry Tri-Plas Corporation ("Berry Tri-Plas"), Berry Sterling Corporation ("Berry Sterling"), AeroCon, Inc. ("AeroCon"), PackerWare Corporation ("PackerWare"), Berry Plastics Design Corporation ("Berry Design"), Venture Packaging, Inc. ("Venture"), Berry Plastics Technical Services, Inc. (f/k/a Venture Packaging Southeast, Inc.)("Berry Technical"), Venture Packaging Midwest, Inc. ("Midwest"), NIM Holdings Limited ("NIM"), Berry Plastics U.K. Limited (f/k/a Norwich Injection Moulders Limited)("Berry UK"), Norwich Acquisition Limited ("Norwich"), Knight Plastics, Inc. ("Knight"), CPI Holding Corporation ("CPI"), Cardinal Packaging, Inc. ("Cardinal"), Poly-Seal Corporation ("Poly-Seal"), Berry Plastics Acquisition Corporation II (f/k/a Berry Plastics Acquisition Corporation)("BPAC II"), Berry Plastics Acquisition Corporation III ("BPAC III") and United States Trust Company of New York, as trustee (the "Trustee"). Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                  By executing and delivering to the Trustee this Tenth Supplemental Indenture, each of CBP Holdings S.r.l., an Italian S.r.l. (f/k/a Capsol-Berry Plastics S.r.l.), Capsol S.p.A., an Italian S.p.A. and Ociesse S.r.l., an Italian S.r.l. (each, a "New Guarantor" and collectively, the "New Guarantors"), hereby becomes a "Guarantor" under the Indenture and hereby agrees to become a party to, to be bound by, and to comply with the provisions of the Indenture in the same manner as if it were an original signatory to such agreement.

                  Each of the New Guarantors hereby unconditionally guarantees that (i) the principal of and interest on the Notes will be paid in full when due, whether at the maturity or interest payment or mandatory redemption date, by acceleration, call for redemption or otherwise, and interest on the overdue principal of and interest, if any, on the Notes and all other obligations of the Company to the Holders or the Trustee under the Indenture or the Notes will be promptly paid in full or performed, all in accordance with the terms of the Indenture and the Notes and (ii) in case of any extension of time of payment or renewal of any Notes or any of such other obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, whether at maturity, by acceleration or otherwise.

                  By executing and delivering to the Trustee this Tenth Supplemental Indenture, each of Holding, Berry Iowa, Berry Tri-Plas, Berry Sterling, AeroCon, PackerWare, Berry Design, Venture, Berry Technical, Midwest, NIM, Berry UK, Norwich, Knight, CPI, Cardinal, Poly-Seal, BPAC II, and BPAC III (each an "Old Guarantor") hereby reaffirms its obligations under the Indenture as previously supplemented and as further supplemented hereby.

                  The obligations of each of the undersigned to each Holder and to the Trustee pursuant hereto are as expressly set forth in Article 10 of the Indenture which terms are incorporated herein by reference.

                  This is a continuing guarantee and shall remain in full force and effect and shall be binding upon each of the undersigned and its successors and assigns until full and final payment of all of the Company's obligations under the Notes and the Indenture and shall inure to the benefit of the successors and assigns of the Trustee and the Holders and, in the event of any transfer or assignment of rights by any Holder or the Trustee, the rights and privileges herein conferred upon that party shall automatically extend to and be vested in such transferee or assignee, all subject to the terms and conditions hereof. This is a guarantee of payment and not a guarantee of collection.

                  Each of the Company and the Guarantors (hereinafter, collectively, the "Obligors") hereby agrees that all judicial proceedings brought against it arising out of or relating to the Indenture, or any obligations hereunder, may be brought in any State or Federal Court of competent jurisdiction in the State, County and City of New York in the United States of America. By executing and delivering this Tenth Supplemental Indenture, each of the Obligors hereby irrevocably: (i) accepts generally and unconditionally the nonexclusive jurisdiction and venue of such courts, (ii) waives any defense of FORUM NON CONVENIENS; (iii) designates and appoints Joseph S. Levy, or such other persons located in New York State selected by the Obligors from time to time, and agreeing in writing to so serve, as its agent to receive on its behalf service of all process in any such proceedings in any such court, such service being hereby acknowledged by each of the Obligors to be effective and binding service in every respect (with a copy of any such process so served to be mailed by registered mail to each of the Obligors at its address provided that, unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of such process) and each of the Obligors hereby agrees that service of process sufficient for personal jurisdiction in any action in the State of New York may be made by registered or certified mail, return receipt requested, to it at its address and hereby acknowledges that such service shall be effective and binding in every respect; and nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right to bring proceedings against any of the Obligors in the courts of any other jurisdiction; and (iv) agrees that the provisions of this Tenth Supplemental Indenture relating to jurisdiction and venue shall be binding and enforceable to the fullest extent permissible under New York General Obligations Law,
Section 5-1402 or otherwise.

                  Any and all payments to be made by any of the undersigned to the Trustee shall be made in U.S. Dollars. If, for the purpose of calculating the amount of any judgment in any court, it is necessary to convert into any other currency (the "Judgment Currency") an amount due in U.S. Dollars under the Indenture, then the conversion shall be made at the discretion of the Trustee, at the rate of exchange prevailing either on the date of default or on the day before the day on which the award or judgment is given (the "Conversion Date"). If there is a change in the rate of exchange prevailing between the Conversion Date and the date of actual payment of the amount due, the undersigned will pay such additional amounts (if any, but in any event, not a lesser amount) as may be necessary to ensure that the amount paid in the Judgment Currency when converted at the rate of exchange prevailing on the date of payment will produce the amount then due in U.S. Dollars.

                  This Tenth Supplemental Indenture may be executed in counterparts. Each signed copy shall be an original, but all of them together represent the same agreement.

                  IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Tenth Supplemental Indenture as of the ____ day of _________, 2000.


ATTEST:                                  BERRY PLASTICS CORPORATION

                                         By:
                                            -------------------------------
                                            James M. Kratochvil
By:                                         Executive Vice President,
   ---------------------------------        Chief Financial Officer,
    Martin R. Imbler                        Treasurer and Secretary
    President and Chief Executive
    Officer

                                         BPC HOLDING CORPORATION


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary

                                         BERRY IOWA CORPORATION


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary

                                         BERRY TRI-PLAS CORPORATION


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         BERRY STERLING CORPORATION


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary

                                         AEROCON, INC.


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         PACKERWARE CORPORATION


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         BERRY PLASTICS DESIGN CORPORATION


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         VENTURE PACKAGING, INC.


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         BERRY PLASTICS TECHNICAL SERVICES, INC.


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary

                                         VENTURE PACKAGING MIDWEST, INC.


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         NIM HOLDINGS LIMITED


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Director


                                         BERRY PLASTICS U.K. LIMITED


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Director


                                         NORWICH ACQUISITION LIMITED


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Director


                                         KNIGHT PLASTICS, INC.


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         CPI HOLDING CORPORATION


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary

                                         CARDINAL PACKAGING, INC.


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         BERRY PLASTICS ACQUISITION
                                         CORPORATION II


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         BERRY PLASTICS ACQUISITION
                                         CORPORATION III


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         POLY-SEAL CORPORATION


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Executive Vice President,
                                            Chief Financial Officer,
                                            Treasurer and Secretary


                                         CAPSOL-BERRY PLASTICS S.R.L.


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Director


                                         CAPSOL S.P.A.


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Director

                                         OCIESSE S.R.L.


                                         By:
                                            -------------------------------
                                            James M. Kratochvil
                                            Director

                                         UNITED STATES TRUST COMPANY OF
                                         NEW YORK, AS TRUSTEE


                                         By:
                                            -------------------------------
                                            Name:
                                            Title:

                       Schedule of Supplemental Indentures

Document                             Date                  Parties                              Reason for Supplement
===================================================================================================================================
Supplemental Indenture to the        March 10, 1995        Berry Sterling Corporation           Added Sterling and AeroCon as
Indenture dated as of April 21,                            ("Sterling"), AeroCon, Inc.          guarantors
1994 (the "Indenture") among Berry                         ("AeroCon"), Berry, BPC and CPI
Plastics Corporation ("Berry"), BPC
Holding Corporation ("BPC"), Berry
Iowa Corporation ("Iowa"),
Berry-CPI Plastics Corp. ("CPI")
and United States Trust Company of
New York, as trustee (the
"Trustee")
-----------------------------------------------------------------------------------------------------------------------------------
Supplemental Indenture to the        January 21, 1997      PackerWare Corporation               Added PackerWare as guarantor
Indenture among Berry, BPC, Iowa,                          ("PackerWare"), Berry, BPC, Iowa,
Berry Tri-Plas Corporation (f/k/a                          Tri-Plas, Sterling and AeroCon
Berry-CPI Plastics Corp.)
("Tri-Plas"), Sterling, AeroCon and
Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Third Supplemental Indenture to the  May 13, 1997          Berry Plastics Design Corporation    Added Plastics as a guarantor
Indenture among Berry, BPC, Iowa,                          ("Plastics"), Berry, BPC, Iowa,
Tri-Plas, Sterling, AeroCon,                               Tri-Plas, Sterling, AeroCon,
PackerWare and Trustee                                     PackerWare and Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Fifth Supplemental Indenture to the  August 29, 1997       Venture Packaging, Inc. ("VPI"),     Added VPI, Southeast and Midwest as
Indenture among Berry, BPC, Iowa,                          Venture Packaging Southeast, Inc.    guarantors
Tri-Plas, Sterling, AeroCon,                               ("Southeast"), Venture Packaging
PackerWare, Plastics and Trustee                           Midwest, Inc. ("Midwest"), Berry,
                                                           BPC, Iowa, Tri-Plas, Sterling,
                                                           AeroCon, PackerWare, Plastics and
                                                           Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Sixth Supplemental Indenture to the  July 2, 1998          NIM Holdings Limited ("NIM"),        Added NIM and Norwich as guarantors
Indenture among Berry, BPC, Iowa,                          Norwich Injection Moulders Limited
Tri-Plas, Sterling, AeroCon,                               ("Norwich"), Berry, BPC, Iowa,
PackerWare, Plastics, VPI,                                 Tri-Plas, Sterling, AeroCon,
Southeast, Midwest and Trustee                             PackerWare, Plastics, VPI,
                                                           Southeast, Midwest and Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Seventh Supplemental Indenture to    October 16, 1998      Knight Plastics, Inc. ("Knight"),    Added Knight as a guarantor
the Indenture among Berry, BPC,                            Berry, BPC, Iowa, Tri-Plas,
Iowa, Tri-Plas, Sterling, AeroCon,                         Sterling, AeroCon, PackerWare,
PackerWare, Plastics, VPI,                                 Plastics, VPI, Southeast, Midwest,
Southeast, Midwest, NIM, Norwich                           NIM, Norwich and Trustee
and Trustee
-----------------------------------------------------------------------------------------------------------------------------------
Eighth Supplemental Indenture to     July 9, 1999          Norwich Acquisition Limited          Added Norwich Acquisition, CPI
the Indenture among Berry, BPC,                            ("Norwich Acquisition"), CPI         Holding,
Iowa, Tri-Plas, Sterling, AeroCon,                         Holding Corporation ("CPI Cardinal
PackerWare, Plastics, VPI,                                 and BPAC II as guarantors
Southeast, Midwest, NIM, Berry                             Holding"), Cardinal Packaging, Inc.
Plastics U.K. Limited (f/k/a                               ("Cardinal"), Berry Plastics
Norwich Injection Moulders Limited)                        Acquisition Corporation II ("BPAC
("Plastics U.K."), Knight and                              II"), Berry, BPC, Iowa, Tri-Plas,
Trustee                                                    Sterling, AeroCon, PackerWare,
                                                           Plastics, VPI, Southeast, Midwest,
                                                           NIM, Plastics U.K., Knight and
                                                           Trustee

Document                             Date                  Parties                              Reason for Supplement
===================================================================================================================================
Ninth Supplemental Indenture to the  May 9, 2000           Berry Plastics Acquisition           Added BPAC III and Poly-Seal as
Indenture among Berry, BPC, Iowa,                          Corporation III ("BPAC III"),        guarantors
Tri-Plas, Sterling, AeroCon,                               Poly-Seal Corporation
PackerWare, Plastics, VPI,                                 ("Poly-Seal"), Berry, BPC, Iowa,
Southeast, Midwest, NIM, Plastics                          Tri-Plas, Sterling, AeroCon,
U.K., Norwich Acquisition, Knight,                         PackerWare, Plastics, VPI,
CPI Holding, Cardinal, BPAC II and                         Southeast, Midwest, NIM, Plastics
Trustee                                                    U.K., Knight, Norwich Acquisition,
                                                           CPI Holding, Cardinal, BPAC II and
                                                           Trustee